Acquisition of MPC Capital	12 Months Ended
Dec. 31, 2025
Acquisition of MPC Capital [Abstract]
Acquisition of MPC Capital
8.	Acquisition of MPC Capital

On December 16, 2024, Castor Maritime Inc., through Thalvora Holdings GmbH, completed the acquisition of 26,116,378 shares of common stock of MPC Capital, representing 74.09% of MPC Capital’s outstanding common stock, for a cash price of €7.00 per share, equivalent to aggregate consideration of $191,977,316, excluding transaction related costs. MPC Capital is a public limited liability company incorporated and domiciled in Germany and is listed on the Scale Segment of the German Stock Exchange in Frankfurt/Main since 2000. Acquisition related costs amounted to $7,017,535 as of December 31, 2024 and are included in the ‘General and Administrative Expenses’ in the accompanying consolidated statement of comprehensive income.

The Company has elected to apply pushdown accounting to the MPC Capital subsidiary. The new basis of accounting was established by the Company for the individual assets and liabilities of the subsidiary that were acquired using the acquisition method of accounting.

As of December 31, 2024, the valuation related to the acquisition of MPC Capital was not final, and the acquisition price allocation was preliminary and subject to revision. The primary areas of the acquisition price allocation that were not yet finalized related to certain property, plant and equipment, intangible assets, liabilities and tax balances.

In December 2025, the valuation processes related to the acquisition of MPC Capital were completed. The purchase price allocation has been finalized to reflect all facts and circumstances that existed as of the acquisition date. Adjustments solely relate to intangible assets and the associated tax related balance sheet items. The fair values of the customer relationships and order backlogs were remeasured based on more detailed revenue information. Furthermore, the due from related parties were revised to reflect the open balances as of the acquisition date.

The following table summarizes the preliminary and final allocation of the fair value of MPC Capital’s assets, liabilities and noncontrolling interest as at December 16, 2024:

Assets acquired	Preliminary acquisition price allocation	Final acquisition price allocation	Adjustment
Cash and cash equivalents	$28,026,596	28,026,596
Account receivable trade, net	3,365,268	3,365,268
Due from related parties	9,779,850	8,858,760	(921,090)
Prepaid expenses and other assets	912,152	912,152
Income tax receivable	11,941,846	11,941,846
Assets held for sale	35,246,768	35,246,768
Derivative Assets	1,297,985	1,297,985
Property and equipment, net	2,075,104	2,075,104
Operating lease right-of-use assets	7,882,948	7,882,948
Intangible assets, net	19,574,760	20,505,211	930,451
Goodwill	18,079,618	18,372,217	292,599
Equity method investments	50,920,542	50,920,542
Equity method investments measured at fair value	113,694,883	113,694,883
Equity investments	5,228,041	5,228,041
Prepaid expenses and other assets	205,824	205,824
Deferred tax assets	1,841,537	1,841,537
Total assets acquired	310,073,722	310,375,682	301,960

Liabilities assumed
Current portion of long-term debt, net	1,061,812	1,061,812
Accounts payable	616,988	616,988
Accrued liabilities	15,123,454	15,123,454
Due to related parties	203,177	203,177
Liabilities directly associated with assets held for sale	18,065,703	18,065,703
Derivative liabilities	1,520,984	1,520,984
Income tax payable	7,062,263	7,062,263
Operating lease liabilities	1,064,277	1,064,277
Long-term debt, net	2,625,300	2,625,300
Accrued liabilities	167,522	167,522
Operating lease liabilities	6,818,672	6,818,672
Deferred tax liabilities	8,142,701	8,444,661	301,960
Total liabilities assumed	62,472,853	62,774,813	301,960

Noncontrolling interests	55,623,553	55,623,553
Assets acquired less liabilities assumed and noncontrolling interests	$191,977,316	191,977,316

The fair value of the non-controlling interest on the acquisition date (December 16, 2024) was based on the MPC Capital common stock price reported on the Scale Segment of the German Stock Exchange in Frankfurt/Main at the date of the acquisition and amounted to $54.7 million, which represented Level 1 inputs, and the fair value of the non-controlling shareholders at the level of the MPC Capital, amounted to $1.0 million.

Goodwill is calculated as the excess of the acquisition price of MPC Capital over the identifiable net assets acquired and represents the future economic benefits expected to arise from other intangible assets acquired that do not qualify for separate recognition, including assembled workforce, knowledge base, continued innovation, and non-contractual relationships. Goodwill included in the MPC Capital segment constitutes a premium paid by the Company over the fair value of the net assets of MPC Capital, which is attributable to anticipated benefits from MPC Capital’s unique position as an asset management company. The goodwill is not tax deductible. Amortizable intangible assets comprise the brand with an estimated useful life of approximately 13 years, customer relationships with a weighted average useful life of approximately 25 years, order backlog with a weighted average useful life of approximately 6 years and a favorable contract with a weighted average useful life of approximately 5 years (see further information about intangible assets in Note 10).

The Company re-assessed whether EP Heringen qualifies as a discontinued operation as defined by ASC 205-20 “Discontinued Operations” and determined that EP Heringen does not meet the corresponding criteria. As a result, the goodwill previously included in assets held for sale in the amount of $3,238,569 was re-classified as of January 1, 2025.
The changes in the carrying amount of goodwill for the years ended December 31, 2024 and 2025 are as follows.
Balance as of December 16, 2024	$18,079,618
Net exchange differences during the period	(147,375)
Balance as of December 31, 2024	17,932,243
Reclassification of goodwill included in assets held for sale	3,238,569
Finalization purchase price allocation	292,599
Net exchange differences during the period	2,663,413
Balance as of December 31, 2025	$24,126,824

The determination of the fair values of the acquired assets and liabilities (and the determination of estimated lives of depreciable tangible and identifiable intangible assets) requires significant judgment. The contingent liabilities recognized as a result of the pushdown accounting were measured using the probability weighted settlement amount in accordance with ASC 450 (see Note 18). The fair value of the trade receivables and receivables due from related parties include provision for doubtful accounts amounted to $449,556 and $8,984,028, respectively. No credit loss expenses were recognized during the reporting period. There are no purchased financial assets with credit deterioration. The most significant portion of the investments measured at fair value are equity method investments for which the fair value option was elected (see Note 11). These investments were measured using quoted prices (Level 1). Equity investments were measured at net asset value (“NAV”) as a practical expedient (see Note 16).

Intangible assets comprise primarily order backlog and non-contractual customer relationships relating to commercial ship management and maritime infrastructure. The valuation of these intangible assets is based on the Multi-Period Excess Earnings Method. The key assumptions underlying the valuation are the duration of existing contracts, useful lives of commercial ships underlying the management contracts, contractually agreed fee rates and expected conditions for future contracts, expected profit margins and present value factors based on capital market data. The discount rate was estimated at 6.6% reflecting the weighted average cost of capital (“WACC”).

Also intangible assets comprise the fair value of the brand ‘Harper Petersen’ as well as a favorable contract regarding the temporary usage of the brand ‘MPC’ which were determined via the relief from royalty method. The key assumptions underlying the valuation are the expected future brand-specific revenues, at arm’s length royalty rate based on benchmark data and present value factors derived on capital market data. The discount rate was estimated at 6.5% reflecting the WACC.

At December 31, 2024 and 2025, the Company performed its annual impairment testing for goodwill and found that no impairment charge should be recorded.